                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
                   DIVIDEND REINVESTMENT PLAN      30



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VIM
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                    11.53%
-----------------------------------------------------------------------
One-year total return(1)                                     19.32%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.93%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       8.10%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.58%
-----------------------------------------------------------------------
Commencement date                                           1/24/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.49%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.57%
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                            1.75%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                            1.65%
-----------------------------------------------------------------------
Net asset value                                              $16.20
-----------------------------------------------------------------------
Closing common share market price                            $15.80
-----------------------------------------------------------------------
Six-month high common share market price (02/07/02)          $16.30
-----------------------------------------------------------------------
Six-month low common share market price (12/12/01)           $14.45
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  100%   [PIE CHART]
As of October 31, 2001
- AAA/Aaa............  100%   [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0790                             0.0000
12/01                                                                      0.0790                             0.3874
1/02                                                                       0.0835                             0.0000
2/02                                                                       0.0855                             0.0000
3/02                                                                       0.0855                             0.0000
4/02                                                                       0.0855                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            13.20                               9.30
Retail Electric/Gas/Telephone                                              10.40                              13.80
Public Building                                                             9.40                               9.60
Higher Education                                                            8.40                               2.80
Transportation                                                              8.20                               6.10

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9400                            14.5000
                                                                          15.6700                            15.0000
                                                                          15.9900                            15.2500
                                                                          15.9500                            14.8750
                                                                          17.0500                            16.1250
                                                                          17.6000                            16.2500
                                                                          18.2400                            17.0000
12/93                                                                     17.9800                            16.5000
                                                                          16.1500                            15.2500
                                                                          15.8700                            15.3750
                                                                          15.4400                            14.7500
12/94                                                                     14.8300                            13.2500
                                                                          16.0600                            15.1250
                                                                          16.2800                            15.7500
                                                                          16.4800                            15.7500
12/95                                                                     17.1400                            16.0000
                                                                          16.4000                            16.0000
                                                                          16.1800                            16.2500
                                                                          16.5200                            16.2500
12/96                                                                     16.5500                            16.2500
                                                                          16.1900                            16.0000
                                                                          16.6000                            16.6875
                                                                          17.0000                            17.1250
12/97                                                                     17.1600                            17.1875
                                                                          17.1200                            16.6250
                                                                          17.1100                            16.9375
                                                                          17.5600                            17.5625
12/98                                                                     17.1800                            17.5625
                                                                          17.0200                            17.3750
                                                                          16.2300                            16.3750
                                                                          15.7100                            15.1250
12/99                                                                     15.1300                            13.6875
                                                                          15.5300                            14.0000
                                                                          15.5500                            14.6250
                                                                          15.7300                            14.9375
12/00                                                                     16.5200                            14.2500
                                                                          16.5900                            14.5100
                                                                          16.4200                            14.3300
                                                                          16.8000                            14.3700
12/01                                                                     15.9800                            15.3400
                                                                          15.8500                            15.3900
4/02                                                                      16.2000                            15.8000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN TRUST FOR INSURED MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDED APRIL 30, 2002. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0855 per share translated to a distribution rate of 6.49 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have had to earn a distribution rate of 10.57 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 11.53 percent based on common share market price. This reflects an increase in common share market price from $14.98 per share on October 31, 2001 to $15.80 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states and sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we sold the securities and rotated into others that we believed offered better total return potential.

    The trust also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The airport sector was a case in point; the trust entered the period with an exposure of more than 17.8 percent, of which 10 percent was called by its issuer. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe to be more attractive opportunities elsewhere.

    Much of our purchase activity was focused on sectors attached to essential services. We often prefer these bonds because they are backed by revenues from services that are always in need and as a result are relatively immune to changes in the economy. For example, we found several higher education bonds that met our investment criteria, and as a result we boosted the trust's exposure from 2.8 percent to 8.4 percent of long-term investments. We also increased the trust's holdings in general purpose bonds.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. In general these credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may likely drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  150.7%
          ALABAMA  2.6%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser A (AMBAC Insd)....................... 5.125%   08/15/16   $  1,024,770
 1,500    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser A (AMBAC Insd)....................... 5.250    08/15/18      1,532,715
 1,480    Dothan-Houston Cnty, AL Arpt Auth Arpt Rev
          (MBIA Insd)................................. 5.600    12/01/20      1,520,138
                                                                           ------------
                                                                              4,077,623
                                                                           ------------
          ALASKA  2.2%
 2,110    Alaska St Intl Arpts Rev Ser B (AMBAC
          Insd)....................................... 5.750    10/01/18      2,250,463
 2,000    North Slope Borough, AK Cap Apprec Ser B
          (MBIA Insd).................................   *      06/30/11      1,305,260
                                                                           ------------
                                                                              3,555,723
                                                                           ------------
          ARIZONA  4.3%
 1,500    Maricopa Cnty, AZ Sch Dist 69 Paradise Vly
          Ctfs Ownership Ser A Rfdg (FGIC Insd)....... 5.250    07/01/14      1,613,925
 2,000    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
          (FGIC Insd) (a)............................. 5.375    07/01/29      1,982,900
 1,665    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10      1,746,835
 1,350    Tucson, AZ Wtr Rev Rfdg (FGIC Insd)......... 5.500    07/01/17      1,449,778
                                                                           ------------
                                                                              6,793,438
                                                                           ------------
          CALIFORNIA  8.4%
 2,500    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Ser B (FSA Insd)..... 6.350    06/01/09      2,578,625
 3,000    California St Dept Vet Affairs Ser A (AMBAC
          Insd)....................................... 5.300    12/01/21      3,018,600
 2,000    California St Rfdg (FSA Insd)............... 5.250    02/01/10      2,171,360
 2,000    Los Angeles, CA Uni Sch Dist 1997 Election
          Ser E (MBIA Insd)........................... 5.500    07/01/17      2,143,920
 7,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Insd).......................................   *      04/01/16      3,423,490
                                                                           ------------
                                                                             13,335,995
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          COLORADO  2.3%
$1,000    Pitkin Cnty, CO Sch Dist No 1 Aspen (FGIC
          Insd)....................................... 5.375%   12/01/17   $  1,046,460
 2,425    Weld Cnty, CO Sch Dist No 006 (FSA Insd).... 5.500    12/01/19      2,551,124
                                                                           ------------
                                                                              3,597,584
                                                                           ------------
          DISTRICT OF COLUMBIA  2.1%
 2,035    District of Columbia Tax Increment Rev
          Gallery Place Proj (FSA Insd)............... 5.500    07/01/14      2,181,439
 1,000    District of Columbia Tax Increment Rev
          Gallery Place Proj (FSA Insd)............... 5.500    07/01/15      1,064,430
                                                                           ------------
                                                                              3,245,869
                                                                           ------------
          FLORIDA  6.2%
 2,430    Collier Cnty, FL Sch Brd Ctfs Master Lease
          Prog Ser B Rfdg (FSA Insd).................. 5.500    02/15/13      2,660,801
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20      2,195,900
 1,800    Florida St Brd Ed Cap Outlay Pub Ed Ser D
          Rfdg (FGIC Insd)............................ 4.500    06/01/24      1,630,116
 1,035    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev Ser A (GNMA Collateralized)......... 6.200    10/01/16      1,075,572
 2,000    Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)............... 6.000    04/01/11      2,208,260
                                                                           ------------
                                                                              9,770,649
                                                                           ------------
          GEORGIA  5.8%
 3,145    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A.................................. 5.375    01/01/17      3,277,184
 3,620    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A.................................. 5.375    01/01/18      3,749,487
 1,860    George L Smith II GA Wrld Congress Ctr Auth
          Rev Domed Stadium Proj Rfdg (MBIA Insd)..... 6.000    07/01/10      2,060,229
                                                                           ------------
                                                                              9,086,900
                                                                           ------------
          HAWAII  3.5%
 1,450    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co & Subsidiaries (MBIA
          Insd)....................................... 6.550    12/01/22      1,508,420
   585    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser B (MBIA Insd)..... 7.600    07/01/20        590,095
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC Insd).... 6.200    11/01/29      2,137,740
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC Insd).... 6.150    01/01/20      1,334,438
                                                                           ------------
                                                                              5,570,693
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          ILLINOIS  20.0%
$2,000    Bolingbrook, IL Cap Apprec Ser B
          (MBIA Insd).................................   *      01/01/32   $    350,180
 1,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500%   12/01/31      1,012,570
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/28      1,159,550
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/29        437,580
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/30        410,020
 1,920    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
          (FGIC Insd)................................. 5.000    01/01/41      1,794,278
 1,000    Chicago, IL Pk Dist Ltd Tax Ser A
          (FGIC Insd)................................. 5.500    01/01/18      1,039,390
 5,000    Chicago, IL Proj & Rfdg (FGIC Insd)......... 5.250    01/01/28      4,944,000
 3,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)..... 5.500    01/01/40      3,030,960
   310    Chicago, IL Residential Mtg Rev Cap Apprec
          Ser B Rfdg (MBIA Insd)......................   *      10/01/09        186,198
   205    Cook Cnty, IL Ser B Rfdg (MBIA Insd)........ 5.000    11/15/15        208,278
 1,370    Glenwood, IL (FSA Insd)..................... 5.250    12/01/25      1,383,810
 1,770    Glenwood, IL (FSA Insd)..................... 5.375    12/01/30      1,797,736
 1,000    Illinois Ed Fac Auth Rev DePaul Univ (AMBAC
          Insd)....................................... 5.625    10/01/16      1,066,960
 1,000    Illinois Ed Fac Auth Rev Robert Morris
          College (MBIA Insd)......................... 5.800    06/01/30      1,031,890
 3,000    Illinois St First Ser (FGIC Insd)........... 5.500    02/01/16      3,189,420
 1,500    Illinois St First Ser (FGIC Insd)........... 5.500    02/01/17      1,581,495
 2,000    Illinois St First Ser (FGIC Insd)........... 5.500    02/01/18      2,097,540
 1,260    Kendall, Kane & Will Cntys, IL (FGIC
          Insd)....................................... 5.500    10/01/12      1,362,362
 5,000    Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd).......................................   *      10/01/21      1,659,400
 4,500    Will Cnty, IL Sch Dist No 122 Cap Apprec Ser
          B (FSA Insd)................................   *      11/01/19      1,746,900
                                                                           ------------
                                                                             31,490,517
                                                                           ------------
          INDIANA  2.5%
 1,235    Indianapolis, IN Loc Pub Impt Ser D (AMBAC
          Insd)....................................... 5.500    02/01/21      1,268,987
 2,750    Indianapolis, IN Loc Pub Impt Ser E (AMBAC
          Insd)....................................... 5.750    02/01/29      2,762,293
                                                                           ------------
                                                                              4,031,280
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          KANSAS  2.1%
$2,795    Kansas St Dev Fin Auth Lease Juvenile
          Justice Auth Ser D (MBIA Insd).............. 5.250%   05/01/15   $  2,930,837
   320    Olathe Labette Cnty, KS Single Family Mtg
          Rev Coll Ser A-I Rfdg (GNMA
          Collateralized)............................. 8.100    08/01/23        344,554
                                                                           ------------
                                                                              3,275,391
                                                                           ------------
          LOUISIANA  3.1%
 3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp
          Rev Lake Charles Mem Hosp Proj Ser A (Connie
          Lee Insd)................................... 6.650    12/01/21      3,274,857
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
          Square Proj (GNMA Collateralized)........... 6.450    09/01/27      1,046,420
    10    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.600    01/01/04         10,227
   155    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.700    01/01/05        158,472
   105    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.800    01/01/06        107,338
   230    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.850    01/01/09        235,005
                                                                           ------------
                                                                              4,832,319
                                                                           ------------
          MASSACHUSETTS  1.4%
 2,000    Massachusetts St Dev Fin Agy Semass Sys Ser
          A........................................... 5.625    01/01/15      2,168,560
                                                                           ------------

          MICHIGAN  8.1%
 1,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)....................................... 4.750    07/01/25        921,400
 2,605    Lansing, MI Cmnty College (FGIC Insd)....... 5.500    05/01/17      2,755,934
 4,250    Michigan St Ctf Part (AMBAC Insd)........... 5.500    06/01/27      4,326,075
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev
          Coll Detroit Edison Co Ser AA Rfdg
          (FGIC Insd)................................. 6.950    09/01/22      1,238,080
 3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd)............. 6.875    09/01/22      3,616,410
                                                                           ------------
                                                                             12,857,899
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MISSISSIPPI  2.9%
$  660    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...... 8.125%   12/01/24   $    707,104
   688    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser D (GNMA Collateralized)...... 8.100    12/01/24        739,916
   526    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...... 8.100    12/01/25        565,745
 2,500    Mississippi Hosp Equip & Fac Auth Rev Rush
          Med Fndtn Proj (Connie Lee Insd)............ 6.700    01/01/18      2,558,950
                                                                           ------------
                                                                              4,571,715
                                                                           ------------
          MISSOURI  3.3%
 1,000    Missouri St Hsg Dev Comm Multi-Family Hsg
          Brookstone Ser A (FSA Insd)................. 6.000    12/01/16      1,030,600
 1,095    Missouri St Hsg Dev Comm Multi-Family Hsg
          Truman Farm Ser A (FSA Insd)................ 5.750    10/01/11      1,130,478
 3,000    Southeast MO St Univ Rev Installment Pmt
          Ctfs (XLCA Insd) (a)........................ 4.750    04/01/12      3,089,700
                                                                           ------------
                                                                              5,250,778
                                                                           ------------
          NEBRASKA  3.5%
 1,305    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Cambury Hills Apts Pgm (FSA Insd)........... 5.700    10/01/12      1,342,597
   985    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Summit Club Apts Proj (FSA Insd)............ 5.700    10/01/12      1,013,368
   950    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized) (b).... 11.666   09/15/24        979,688
 2,250    Omaha Convention Hotel Corp NE Rev
          Convention Ctr First Tier Ser A
          (AMBAC Insd)................................ 5.125    04/01/32      2,214,360
                                                                           ------------
                                                                              5,550,013
                                                                           ------------
          NEW MEXICO  0.6%
   970    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm A2 (GNMA Collateralized)................ 6.050    07/01/16      1,030,353
                                                                           ------------

          NEW YORK  5.2%
 1,000    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          A (FSA Insd)................................ 5.125    12/01/16      1,025,230
 4,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A
          (FSA Insd).................................. 5.250    04/01/18      4,110,360
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      3,094,350
                                                                           ------------
                                                                              8,229,940
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          OHIO  6.7%
$2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd)........ 5.250%   12/01/17   $  2,569,925
 1,820    Garfield Heights, OH City Sch Dist Sch Impt
          (MBIA Insd)................................. 5.500    12/15/19      1,903,593
 1,000    New Albany, OH Cmnty Auth Cmty Facs Rev Ser
          B (AMBAC Insd).............................. 5.500    10/01/17      1,059,140
 2,215    Ohio Hsg Fin Agy Mtg Rev Residential Mtg Bkd
          Secs Ser C (GNMA Collateralized)............ 4.900    03/01/11      2,193,891
 1,715    Ohio St Bldg Auth St Facs Admin Bldg Fd
          Projs Ser A (FSA Insd)...................... 5.500    04/01/18      1,806,718
   885    Summit Cnty, OH Var Purp Ser R Rfdg (FGIC
          Insd) (a)................................... 5.500    12/01/15        973,341
                                                                           ------------
                                                                             10,506,608
                                                                           ------------
          OKLAHOMA  1.7%
 1,235    Oklahoma Dev Fin Auth Lease Rev Dept Human
          Svcs Cnty Office Ser A
          (AMBAC Insd)................................ 5.250    02/01/15      1,295,935
 1,250    Tulsa, OK Arpt Impt Tr Gen Rev Ser A (FGIC
          Insd)....................................... 6.000    06/01/20      1,322,450
                                                                           ------------
                                                                              2,618,385
                                                                           ------------
          OREGON  3.7%
 1,740    Linn Cnty, OR Sch Dist No 055
          Sweet Home.................................. 5.500    06/15/20      1,811,427
 2,150    Oregon St Bd Bk Rev OR Econ Cmnty Dev Dept
          Ser A (MBIA Insd)........................... 5.500    01/01/16      2,270,164
 1,715    Oregon St Dept Admin Ser C Rfdg
          (MBIA Insd)................................. 5.250    11/01/18      1,761,339
                                                                           ------------
                                                                              5,842,930
                                                                           ------------
          PENNSYLVANIA  7.5%
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (Escrowed to
          Maturity) (AMBAC Insd)...................... 5.625    08/15/26      2,060,620
 5,000    Philadelphia, PA Auth for Indl Dev Lease Rev
          Ser B (FSA Insd)............................ 5.500    10/01/15      5,366,850
 2,300    Philadelphia, PA Redev Auth Rev Neighborhood
          Transformation Ser A (FGIC Insd) (a)........ 5.500    04/15/22      2,375,624
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA
          PA/VHA East Fin Pgm Ser B (AMBAC Insd)...... 6.375    07/01/22      1,999,433
                                                                           ------------
                                                                             11,802,527
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          RHODE ISLAND  1.1%
$1,500    Rhode Island Port Auth & Econ Dev Corp Arpt
          Rev Ser A (FSA Insd)........................ 7.000%   07/01/14   $  1,792,770
                                                                           ------------

          SOUTH CAROLINA  3.0%
 4,575    South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC Insd)......... 6.750    07/01/21      4,690,199
                                                                           ------------

          SOUTH DAKOTA  0.7%
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........ 5.400    08/01/13      1,048,230
                                                                           ------------

          TENNESSEE  3.2%
 4,315    Metropolitan Nashville Arpt Auth TN Arpt Rev
          Impt Ser A Rfdg............................. 6.600    07/01/15      5,025,853
                                                                           ------------

          TEXAS  18.0%
 1,085    Brazos River Auth, TX Johnson Cnty Surface
          (AMBAC Insd)................................ 5.800    09/01/11      1,135,366
 2,675    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd)....................................... 5.375    02/15/18      2,739,735
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Rfdg &
          Impt Jt Ser A (FGIC Insd)................... 5.875    11/01/17      2,114,360
 1,500    Dallas-Fort Worth, TX Intl Arpt Rev Rfdg &
          Impt Jt Ser A (FGIC Insd)................... 5.875    11/01/18      1,581,945
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Rfdg &
          Impt Jt Ser A (FGIC Insd) (c)............... 5.500    11/01/31      4,960,300
 2,305    Harris Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Cypress Ridge Apts (FSA Insd)....... 6.350    06/01/26      2,415,986
 2,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
          Ser A (MBIA Insd)........................... 5.000    11/15/25      1,910,720
 2,500    Houston, TX Forward Pub Impt Ser B Rfdg (FSA
          Insd)....................................... 5.375    03/01/14      2,647,600
 1,800    Midland, TX Ctf Oblig Arpt Sub Lien
          (FSA Insd).................................. 5.850    03/01/13      1,867,284
 3,285    Texas St Veterans Hsg Assistance (MBIA Insd)
          (c)......................................... 6.800    12/01/23      3,477,402

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$2,000    Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
          Frances Hosp of Tyler (FGIC Insd)........... 6.500%   07/01/22   $  2,051,640
 1,500    Wichita Falls, TX Wtr & Swr Rev Priority
          Lien (AMBAC Insd)........................... 5.375    08/01/17      1,556,340
                                                                           ------------
                                                                             28,458,678
                                                                           ------------
          VIRGINIA  1.0%
 1,495    Harrisonburg, VA Redev & Hsg Auth
          Multi-Family Hsg Rev (FSA Insd)............. 6.200    04/01/17      1,546,996
                                                                           ------------

          WASHINGTON  10.3%
 2,000    Chelan Cnty, WA Pub Util Dist No 001 Cons
          Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      2,010,600
 2,000    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (MBIA Insd)........... 5.750    07/01/18      2,137,200
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)....................................... 6.000    01/01/13      1,968,637
 1,460    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)....................................... 6.250    01/01/17      1,549,454
 2,235    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd).... 6.000    01/01/13      2,371,916
 1,770    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd).... 6.250    01/01/17      1,878,448
 1,405    Pierce Cnty, WA (AMBAC Insd)................ 5.750    08/01/13      1,533,445
 2,500    Tacoma, WA Elec Sys Ser B Rfdg (FSA Insd)... 5.500    01/01/12      2,732,025
                                                                           ------------
                                                                             16,181,725
                                                                           ------------
          PUERTO RICO  3.7%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      5,863,450
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  150.7%
  (Cost $228,699,443)...................................................    237,701,590
                                                                           ------------

          SHORT-TERM INVESTMENTS  7.9%
 5,145    Clark Cnty, NV Sch Dist Adj
          Ser B (Var Rate Cpn)........................ 1.570    06/15/21      5,145,000
 3,500    Idaho Hlth Fac Auth Rev Saint Lukes Med Ctr
          (Var Rate Cpn).............................. 1.650    07/01/30      3,500,000
 2,300    New York City Ser B (Var Rate Cpn).......... 1.650    10/01/21      2,300,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          SHORT-TERM INVESTMENTS (CONTINUED)
$1,300    Orange Cnty, FL Sch Brd Ctf Part (Var Rate
          Cpn)........................................ 1.700%   08/01/25   $  1,300,000
   200    Pinellas Cnty, FL Hlth Fac Pooled Hosp Ln
          Pgm Rfdg (Var Rate Cpn)..................... 1.700    12/01/15        200,000
                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS  7.9%
  (Cost $12,445,000)....................................................     12,445,000
                                                                           ------------

TOTAL INVESTMENTS  158.6%
  (Cost $241,144,443)...................................................    250,146,590
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%)...........................     (2,337,710)
PREFERRED SHARES  (57.1%)...............................................    (90,022,994)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $157,785,886
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $241,144,443).......................  $250,146,590
Cash........................................................        81,855
Receivables:
  Interest..................................................     3,557,732
  Investments Sold..........................................     2,737,700
Other.......................................................           339
                                                              ------------
    Total Assets............................................   256,524,216
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,357,269
  Investment Advisory Fee...................................       111,317
  Administrative Fee........................................        40,479
  Affiliates................................................         5,651
Trustees' Deferred Compensation and Retirement Plans........       152,640
Accrued Expenses............................................        47,980
                                                              ------------
    Total Liabilities.......................................     8,715,336
Preferred Shares............................................    90,022,994
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $157,785,886
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($157,785,886 divided by
  9,741,284 shares outstanding).............................  $      16.20
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,741,284 shares issued and
  outstanding)..............................................  $     97,413
Paid in Surplus.............................................   143,711,159
Net Unrealized Appreciation.................................     9,002,147
Accumulated Net Realized Gain...............................     3,207,090
Accumulated Undistributed Net Investment Income.............     1,768,077
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $157,785,886
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 90,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $247,785,886
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,658,060
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      678,179
Administrative Fee..........................................      246,611
Preferred Share Maintenance.................................      127,030
Trustees' Fees and Related Expenses.........................       20,708
Legal.......................................................       13,415
Custody.....................................................        8,014
Other.......................................................      132,018
                                                              -----------
    Total Expenses..........................................    1,225,975
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,432,085
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,956,953
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,606,579
  End of the Period.........................................    9,002,147
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,604,432)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,647,479)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (940,164)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   844,442
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,432,085        $ 11,821,277
Net Realized Gain..................................      2,956,953           4,964,410
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (6,604,432)          5,809,221
Distributions to Preferred Shareholders:
  Net Investment Income............................            -0-          (2,836,598)
  Net Realized Gain................................       (940,164)           (243,977)
                                                      ------------        ------------
Change in Net Assets from Operations...............        844,442          19,514,333
Distributions to Common Shareholders:
  Net Investment Income............................     (4,850,454)         (8,104,015)
  Net Realized Gain................................     (3,773,773)           (575,628)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (7,779,785)         10,834,690
NET ASSETS:
Beginning of the Period............................    165,565,671         154,730,981
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,768,077
  and $1,114,317, respectively)....................   $157,785,886        $165,565,671
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     -------------------
                                                      2002 (A)      2001        2000
                                                     ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)........  $ 17.00      $ 15.88    $  15.35
                                                      -------      -------    --------
  Net Investment Income.............................      .56         1.21        1.26
  Net Realized and Unrealized Gain/Loss.............     (.37)        1.11         .61
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...........................      -0-         (.29)       (.38)
    Net Realized Gain...............................     (.10)        (.02)        -0-
                                                      -------      -------    --------
Total from Investment Operations....................      .09         2.01        1.49
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................      .50          .83         .96
    Net Realized Gain...............................      .39          .06         -0-
                                                      -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 16.20      $ 17.00    $  15.88
                                                      =======      =======    ========
Common Share Market Price at End of the Period......  $ 15.80      $ 14.98    $14.3125
Total Return (c)....................................   11.53%*      11.18%       5.45%
Net Assets at End of the Period (In millions).......  $ 157.8      $ 165.6    $  154.7
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.56%        1.49%       1.61%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    6.90%        7.34%       8.16%
Portfolio Turnover..................................      34%*         53%         41%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................     .99%         .95%       1.01%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    6.90%        5.58%       5.72%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    3,600        3,600       3,600
Asset Coverage Per Preferred Share (f)..............  $68,836      $70,990    $ 67,981
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .02%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios do reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                              JANUARY 24, 1992
                                                                               (COMMENCEMENT
                                                                               OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                         OPERATIONS) TO
-----------------------------------------------------------------------------   OCTOBER 31,
     1999       1998       1997       1996       1995       1994       1993         1992
----------------------------------------------------------------------------------------------
    $ 17.43   $  17.01   $  16.69   $  16.69   $  14.88   $  18.21   $  15.28     $  14.74
    -------   --------   --------   --------   --------   --------   --------     --------
       1.27       1.28       1.30       1.32       1.34       1.35       1.36          .92
      (1.87)       .59        .58        .06       1.88      (3.15)      2.95          .34
       (.28)      (.31)      (.29)      (.33)      (.36)      (.30)      (.29)         (.20)
       (.05)      (.03)      (.06)       -0-        -0-       (.03)      (.03)          -0-
    -------   --------   --------   --------   --------   --------   --------     --------
       (.93)      1.53       1.53       1.05       2.86      (2.13)      3.99         1.06
        .99       1.00       1.05       1.05       1.05       1.05        .97          .52
        .16        .11        .16        -0-        -0-        .15        .09          -0-
    -------   --------   --------   --------   --------   --------   --------     --------
    $ 15.35   $  17.43   $  17.01   $  16.69   $  16.69   $  14.88   $  18.21     $  15.28
    =======   ========   ========   ========   ========   ========   ========     ========
    $ 14.50   $  17.75   $  17.25   $ 16.125   $  15.75   $  13.50   $  17.25     $  14.50
    -12.42%      9.77%     15.04%      9.19%     24.96%    -15.57%     26.98%         .09%*
    $ 149.6   $  169.1   $  164.5   $  161.0   $  160.6   $  143.2   $  175.2     $  147.0
      1.56%      1.56%      1.57%      1.60%      1.63%      1.57%      1.54%        1.51%
      7.62%      7.44%      7.81%      8.00%      8.45%      8.14%      8.01%        7.74%
        53%        66%        36%        35%        28%        26%        38%          90%*
      1.00%      1.01%      1.01%      1.02%      1.03%      1.01%       .99%        1.01%
      5.97%      5.65%      6.05%      5.99%      6.16%      6.33%      6.29%        6.08%
      3,600      1,800      1,800      1,800      1,800      1,800      1,800        1,800
    $66,543   $143,952   $141,362   $139,456   $139,209   $129,537   $147,331     $131,647
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000     $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000     $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $8,421,565 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $72,129 increase in cost of securities and a corresponding $72,129 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002, was to increase net investment income by $19,512; decrease net unrealized depreciation by $21,989 and decrease net realized gains by $41,501. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $241,094,303
                                                                ============
Gross tax unrealized appreciation...........................    $  9,224,897
Gross tax unrealized depreciation...........................         172,610
                                                                ------------
Net tax unrealized appreciation on investments..............    $  9,052,287
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

G. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $6,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $82,302,405 and $97,319,147, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The average rate in effect on April 30, 2002 was 1.700%. During the six months ended April 30, 2002, the rates ranged from 1.650% to 2.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VIM SAR 6/02                                                   Member NASD/SIPC.
                                                                 6131F02-AS-6/02